per share amounts	12 Months Ended
Dec. 31, 2018
per share amounts
per share amounts

12   per share amounts

Basic net income per Common Share is calculated by dividing net income attributable to Common Shares by the total weighted average number of Common Shares outstanding during the period. Diluted net income per Common Share is calculated to give effect to share option awards and restricted stock units.

The following table presents reconciliations of the denominators of the basic and diluted per share computations. Net income was equal to diluted net income for all periods presented.

Years ended December 31 (millions)	2018	2017
Basic total weighted average number of Common Shares outstanding	597	593
Effect of dilutive securities
Share option awards	—	—
Diluted total weighted average number of Common Shares outstanding	597	593

For the years ended December 31, 2018 and 2017, no outstanding TELUS Corporation share option awards were excluded in the calculation of diluted net income per Common Share.